                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 14, 2003
                                                          --------------

                           THE MED-DESIGN CORPORATION
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Delaware                       0-25852                  23-2771475
   -----------------            ------------------        --------------------
    (State or Other              (Commission File           (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)

          2810 Bunsen Avenue
         Ventura, California                                      93003
-----------------------------------------                     -------------
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         99.1 Presentation serving as the basis for a conference call held by The Med-Design Corporation (the "Company") on March 14, 2003.

Item 9.  Regulation FD Disclosure.

         The Company held a conference call that was simultaneously Webcast to discuss its 2002 results on March 14, 2003 at 8:30 a.m. EST. The presentation filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference served as a basis for the conference call, but is not a verbatim transcript.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE MED-DESIGN CORPORATION
                                                        (Registrant)


                                                 By /s/ Lawrence Ellis
                                                    ---------------------------
                                                    Lawrence Ellis
                                                    Chief Financial Officer



Dated: March 14, 2003

                                  Exhibit Index


         Exhibit
         ------
         99.1 Presentation serving as the basis for a conference call held by The Med-Design Corporation on March 14, 2003.